Exhibit 10.1

ads-tec Energy plc, 10 Earlsfort Terrace, D02 T380 Dublin 2

9 April 2026

Via Email and Overnight Courier

To:

Lucerne Capital Master Fund L.P.
73 Arch Street, 3rd floor
Greenwich, CT 06830
United States of America
E-Mail: pmoroney@lucernecap.com

(the Warrantholder)

CC:

ads-tec Energy GmbH
Heinrich-Hertz-Straße 1
72622 Nürtingen, Germany

Arthur Cox LLP

Dublin 2, D02 T380 Ireland
Attention: Connor Manning
Email: connor.manning@arthurcox.com
Re: Company Warrant Adjustment Notice

Ladies and Gentlemen:

We refer to each Warrant, dated as of 26 August 2024, by and among ADS-Tec Energy PLC (the company) and the applicable Warrantholder (each, a ”Warrant” and together, the “Warrants”). Unless otherwise specified herein, capitalized terms used but not defined in this letter have meanings given in the Warrants.

Pursuant to Section 3(a) and 3(b) of the Warrants and subject to the terms of this letter, the Company hereby provides notice to each Warrantholder and the Transfer Agent that as of the date hereof, the Exercise Price of the Warrants has been adjusted to $1.00 per Warrant and the number of Warrant Shares issuable upon the exercise of each Warrant has been adjusted, as set forth with respect to each Warrantholder on Annex A hereto.

IN WITNESS WHEREOF, the undersigned has executed this notice as of the date first written above.

ADS-TEC Energy PLC

By:	/s/ Torsten Klee
Name:	Torsten Klee
Title:	Chief Financial Officer

Annex A

Warrant Adjustment

Warrantholder		Exercise Price		Warrant Shares Issuable
		Pre-Adjustment	As Adjusted

Lucerne Capital Master fund L.P.	Warrant Certificate No. 16	$6.20	$1.00	1.838.710
Lucerne Capital Master fund L.P.	Warrant Certificate No. 17	$6.20	$1.00	600.001
Lucerne Capital Special Opportunity Fund, Ltd.	Warrant Certificate No. 18	$6.20	$1.00	66.666
Lucerne Capital Master fund L.P.	Warrant Certificate No. 19	$6.20	$1.00	666.667
Lucerne Capital Master fund L.P.	Warrant Certificate No. 20	$6.20	$1.00	666.667
Lucerne Capital Master fund L.P.	Warrant Certificate No. 21	$6.20	$1.00	1.333.334
Total				5.172.045

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